OTHER NON-OPERATING GAIN / (LOSS) (Tables)	12 Months Ended
Dec. 31, 2019
Other Non-Operating Gain (Loss)
Schedule of other non-operating gains / (losses)
Other non-operating gains / (losses) consisted of the following for the years ended December 31:

	2019	2018	2017

Loss from early debt redemption	—	(30)	(124)
Change of fair value of other derivatives	(17)	(58)	(13)
Other gains / (losses)	38	20	40
Other non-operating gain / (loss), net	21	(68)	(97)